Cypress Environmental Partners, L.P. 10-Q

EXHIBIT 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
OF CYPRESS ENVIRONMENTAL PARTNERS GP, LLC
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Quarterly Report on Form 10-Q of Cypress Environmental Partners, L.P. for the fiscal quarter ended September 30, 2020, as filed with the Securities and Exchange Commission on the date hereof, I, Peter C. Boylan III, Chief Executive Officer and Chairman of Cypress Environmental Partners GP, LLC, the general partner of Cypress Environmental Partners, L.P., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	This Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2020 fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2020 fairly presents, in all material respects, the financial condition and results of operations of Cypress Environmental Partners, L.P.

/s/ Peter C. Boylan III

Peter C. Boylan III

Chief Executive Officer

November 12, 2020

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